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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Computer Vision Systems Laboratories, Corp. (Name of Registrant As Specified In Its Charter) Commission File Number: 00-52818

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Computer Vision Systems Laboratories, Corp.

2400 North Dallas Parkway, Suite 230
Plano, Texas 75093

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To the Shareholders of Computer Vision Systems Laboratories, Corp.

        This Information Statement is furnished to the shareholders of Computer Vision Systems Laboratories, Corp., a Florida corporation (the "Corporation"), in connection with our prior receipt of approval by a written consent, in lieu of a special meeting, of Rochon Capital Partners, Ltd and John Rochon Management, Inc., the current holders of a majority of our outstanding shares of common stock (see attached Exhibit A) authorizing the Board of Directors of the Corporation to file an amendment to the Corporation's Articles of Incorporation (the "Amendment") to: (i) increase the number of authorized shares of the Corporation's common stock from 490,000,000 to 5,000,000,000 shares (the "Increase") and (ii) change the name of the Corporation to CVSL Inc. (the "Name Change"). Under the Florida Statutes, the affirmative vote of the holders of a majority of our outstanding shares of common stock is required to approve the Amendment to effectuate the Increase and Name Change. On April 10, 2013, the Corporation obtained the approval of the Amendment to effectuate the Increase and Name Change by written consent of two stockholders that together are the record holders of 335,836,034, shares of the Corporation's common stock, representing approximately 69% of the voting power of the Corporation as of April 10, 2013. In addition, the majority shareholders of the Corporation immediately prior to the Initial Share Exchange (as defined below), on September 25, 2012 also approved the Amendment, as previously announced in our Current Report on Form 8-K dated October 1, 2012. The Amendment to effectuate the Increase and Name Change cannot be effectuated until 20 days after the mailing of this Information Statement and after the filing of the amended Articles of Incorporation with the Secretary of State of the State of Florida is effective. A copy of the certificate of amendment affecting the Increase and Name Change is attached to this Information Statement as Exhibit B.

        THE CORPORATION IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY. Because the written consent of the holders of a majority of our voting power satisfies all applicable shareholder voting requirements, we are not asking for a proxy: please do not send us one.

        Only holders of our common stock at the close of business on April 15, 2013 shall be given a copy of the Information Statement. The date on which this Information Statement will be sent to shareholders will be on or about April 23, 2013.

        The accompanying information statement is for information purposes only. Please read it carefully.

        The Information Statement serves as notice of the foregoing actions pursuant to the Written Consent in accordance with Section 607.0704 of the Florida Statutes. The close of business on April 15, 2013 is the record date (the "Record Date") for the determination of the holders of our common stock entitled to receive the Information Statement. As of April 10, 2013, we had 490,000,000 shares of our common stock authorized and 487,712,326 shares of our common stock outstanding and entitled to vote. Each share of our common stock entitles the holder thereof to one vote on matters submitted for approval to the holders of our common stock.

By Order of the Board

Very truly yours,

Computer Vision Systems Laboratories, Corp.

By:	/s/ JOHN P. ROCHON
	Title:	Chief Executive Officer

April 23, 2013

Computer Vision Systems Laboratories, Corp.

2400 North Dallas Parkway, Suite 230
Plano, Texas 75093
Telephone: (972) 398-7120

        This Information Statement is furnished to the shareholders of Computer Vision Systems Laboratories, Corp., a Florida corporation (the "Corporation"), in connection with our prior receipt of approval by: a written consent, in lieu of a special meeting, executed by Rochon Capital Partners, Ltd. ("RCPL") and John Rochon Management, Inc. ("JRMI"), the current holders of a majority of our shares of voting stock (the "Majority Shareholders") authorizing the Board of Directors of the Corporation, to file an amendment to the Corporation's Articles of Incorporation with the Secretary of State of the State of Florida to effectuate (i) an increase the number of authorized shares of the Corporation's common stock from 490,000,000 to 5,000,000,000 (the "Increase") and (ii) a change in the name of the Corporation to CVSL Inc. (the "Name Change"). On April 10, 2103, the Corporation obtained the approval of the Amendment to effectuate the Increase and Name Change by written consent of the Majority Shareholders that are the record holders of 335,836,034 shares of our common stock, representing approximately 69% of the voting power of the Corporation as of April 10, 2013. In addition, the majority shareholders immediately prior to the Initial Share Exchange (as defined below), on September 25, 2012 also approved the Amendment, as previously announced in our Current Report on Form 8-K dated October 1, 2012.

        The Amendment to effectuate the Increase and Name Change cannot be effectuated until 20 days after the mailing of this Information Statement and after the filing of the amended Articles of Incorporation with the Secretary of State of the State of Florida is effective. The amendment to the Articles of Incorporation is to effectuate the Increase and Name Change. A copy of the certificate of amendment effecting the Increase and Name Change is attached to this information statement as Exhibit B.

        The date on which this Information Statement will be sent to shareholders will be on or about April 23, 2013, and is being furnished to all holders of the common stock of the Corporation on record as of April 15, 2013 (the "Record Date").

        Our Board of Directors, and the owner of a majority of our outstanding voting securities, have unanimously adopted, ratified and approved the proposed actions by us. No other votes are required or necessary.

 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Information Statement contains forward-looking statements that involve risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement, including statements regarding future events, future financial performance, business strategy, and our plans and objectives for future operations and acquisitions, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including "anticipate," "believe," "can," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should" or "will" or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only expectations and involve known and unknown risks, uncertainties and other factors, including the risks set forth in our disclosures in documents that we have filed with the Securities and Exchange Commission (the "SEC") which may cause our actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements to differ from expectations. Moreover, we operate, and anticipate acquiring companies that operate, in very competitive and rapidly changing industries. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statement.

Vote Required

        Pursuant to our Bylaws and Section 607.1003 of the Florida Statutes, a vote by the holders of at least a majority of our outstanding shares is required to effectuate the amendment to the Articles of Incorporation for the Increase and Name Change. Our Articles of Incorporation do not authorize cumulative voting. As of April 10, 2013, we had 487,712,326 voting shares of common stock issued and outstanding. 243,856,164 votes are required to authorize the filing of the Amendment to effectuate the Increase and Name Change. The Majority Shareholders are entitled to 335,836,034 votes, which represents approximately 69% of the issued and outstanding votes with respect to our shares of common stock. The Majority Shareholders voted in favor of the Amendment described herein in a unanimous written consent, dated April 10, 2013.

        Pursuant to Section 607.0704 of the Florida Statutes, any action required to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of the shareholders. No additional vote of our shareholders is required to approve the Amendment.

Interests of Certain Parties in the Matters to be Acted upon

        John P. Rochon, the individual controlling the Majority Shareholders, is a member of our Board of Directors and serves as our Chief Executive Officer and President. The Majority Shareholders have the ability to determine all matters submitted to the vote of our shareholders, including the election of directors.

        We previously entered into a Share Exchange Agreement, dated August 24, 2012 (the "Share Exchange Agreement"), with Happenings Communications Group, Inc., a Texas corporation ("HCG"), and RCPL. On September 25, 2012, we completed the initial share exchange contemplated by the Share Exchange Agreement (the "Initial Share Exchange") and related transactions. At the closing for the Initial Share Exchange and related transactions (the "First Tranche Closing"), in exchange for all of the outstanding capital stock of HCG (the "HCG Stock") owned by RCPL, we issued to RCPL 438,086,034 shares of our common stock (some of which has been subsequently transferred to other individuals and entities), representing approximately 90% of our issued and outstanding common stock at such time. The Initial Share Exchange resulted in a change in control of our Corporation, and the holders of our outstanding common stock immediately before the Initial Share Exchange experienced significant dilution from such event. In addition, HCG became our wholly-owned subsidiary as part of the First Tranche Closing.

        Pursuant to the Share Exchange Agreement, the second closing of the transactions contemplated by the Share Exchange Agreement (the "Second Tranche Closing") was to occur on the date (the "Second Tranche Closing Date") that is the later of: (i) the 20th calendar day following the date on which we first mail this Information Statement to our shareholders; (ii) the date the Financial Industry Regulatory Authority ("FINRA") approves the Amendment; or (iii) the first business day following the satisfaction or waiver of all other conditions and obligations of the parties to consummate the transactions contemplated by the Share Exchange Agreement, or on such other date and at such other time as the parties may mutually determine.

        However, RCPL and the Corporation have each determined that it is not in the best interests of the Corporation to consummate the Second Tranche Closing at this time. As a result, the Share Exchange Agreement was amended on April 10, 2013 to provide that, among other things, the Second Tranche Closing will occur on the date specified in a written notice provided by RCPL, which date shall not be prior to the the 20th calendar day following the date on which we first mail this Information Statement to our shareholders and the date the FINRA approves the Amendment. The amendment to the Share Exchange Agreement also (a) clarifies and redefines the number of shares that are to be issued at the Second Tranche Closing as 504,813,514 shares of our common stock (the "Additional Shares"), or any portion thereof provided for in the notice from RCPL and (b) modifies the date tied to certain restrictions set forth in Section 7.08, since the Second Tranche Closing Date cannot be determined at this time. Following the filing of the Amendment with the Secretary of State of the State of Florida, we will have the ability to issue the Additional Shares to RCPL, as agreed to in the Share Exchange Agreement, as amended, upon our receipt of written notice from RCPL. The issuance of the Additional Shares to RCPL cannot occur until after the Amendment is effective.

        In addition, on December 12, 2012, we issued a convertible subordinated unsecured promissory note in the amount of $20,000,000 to Richmont Capital Partners V, LP ("RCP V"), an entity indirectly controlled by John Rochon, Jr., one of our directors who is also the son of John Rochon, our Chief Executive Officer and President and one of our directors. The note together with all accrued interest thereon is convertible into shares of our common stock on the date up to 380 days after the date of issue at a price of $.33 per share provided, however that the maximum number of shares issuable under the note is 64,000,000 shares of common stock.

        On March 18, 2013 we consummated the acquisition of The Longaberger Company ("TLC"), a direct-selling company based in Newark, Ohio that sells premium hand-crafted baskets and a line of products for the home, including pottery and gourmet foods, through a nationwide network of independent sales representatives. As partial consideration for the acquisition, we issued a Convertible Subordinated Unsecured Promissory Note, dated March 18, 2013, in the original principal amount of $6,500,000 (the "Convertible Note"). One of our directors, Tamala Longaberger. is the Chief Executive Officer of TLC and the trustee of a trust (the "Trust") to which the Convertible Note was issued. Under the Convertible Note, within 15 days of the date that the shares of common stock sufficient to effect the full conversion of the Convertible Note become available for issuance by us, the outstanding principal under the Convertible Note and all accrued interest thereon mandatorily will be converted into shares of our common stock, at a price of $0.20 per share (the "Conversion Shares"), subject to a cap on the number of such Conversion Shares of 32,500,000.

Record Date

        The Board has fixed the close of business on April 15, 2013 as the Record Date for the determination of shareholders who are entitled to receive this Information Statement.

Effective Date

        Under applicable federal securities laws, the Amendment cannot be effected until at least 20 calendar days following the later of the date that this Information Statement has been mailed to our shareholders and the date the Amendment is accepted for filing with the Secretary of State of Florida. This Information Statement is first being mailed by us to our shareholders on or about April 23, 2013.

PROPOSAL 1
AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED
SHARES OF COMMON STOCK

Purpose and effect of an Increase in our Authorized Number of Shares of common stock

        The increase in the number of authorized but unissued shares of our common stock will enable us, without further shareholder approval, to issue shares of our common stock from time to time as may be required for proper business purposes, such as fulfilling current obligations, raising additional capital for ongoing operations, business and asset acquisitions (as described in more detail in the following paragraphs), stock splits and dividends, present and future employee benefit programs and other corporate purposes. Having such additional authorized shares of our common stock available for issuance in the future should give us greater flexibility with respect to future actions involving the issuance of stock, including without limitation, acquisitions of other businesses. The Board does not intend to seek shareholder approval prior to any issuance of our common stock unless shareholder approval is required by applicable law or any applicable stock market or exchange requirements.

        We are currently authorized to issue 490,000,000 shares of our common stock, of which we currently have 487,712,326 shares of common stock outstanding, and 2,287,674 shares available for issuance. We have also issued a convertible promissory note that is convertible into no more than 64,000,000 shares of common stock to RCP V, a convertible promissory note that is convertible into no more than 32,500,000 shares of common stock as partial consideration for our acquisition of TLC and may have to issue the Additional Shares to RCPL at some future date. We currently have 2,287,674 share of common stock available for issuance which is insufficient to fulfill our obligations to issue the 64,000,000 shares upon conversion of the note issued to RCP V or the 32,500,000 Conversion Shares of common stock upon conversion of the note issued as partial consideration for our acquisition of TLC or the Additional Shares, though the Additional Shares are not anticipated to be issued at this time.

        In addition to having enough shares available to fulfill its current obligations, the Board would like the flexibility of having additional shares available for issuance in order to allow it to issue stock in lieu of cash for acquisitions, thus allowing it to preserve cash. Our Board believes that the increase will allow it to take advantage of market conditions and favorable opportunities without the delay and expense associated with holding a special meeting of shareholders.

        We expect that a significant amount of Mr. Rochon's time and efforts as our Chief Executive Officer and President will be focused, as it currently is, on our plan to pursue acquisitions of other unaffiliated entities, primarily direct-selling companies, and potentially companies engaging in businesses related to direct-selling. In those acquisitions, we expect shares of our common stock will be exchanged for all, or a portion of, the outstanding equity of such entities, or other consideration will be provided by us to permit our acquisition of such entities.

        In considering appropriate acquisition targets, we anticipate that we will evaluate companies of varying sizes, generally in the range of $100,000,000 or more in annual revenue. We do not plan to limit our acquisition opportunities to companies of this size, however, and expect to evaluate smaller companies in our targeted space from time to time, particularly companies that management believes are accretive or otherwise add value to one or more of our businesses. We generally plan to consider companies that are currently profitable and looking to enhance their growth, as well as companies that have experienced financial and operational difficulties and can, in our opinion, be strengthened by improved strategic and tactical guidance. We generally will focus on companies that have product lines for the home, for health and wellness, and for beauty.

        At the present time, the Board has no binding plan or agreement with respect to the future issuance of shares of our common stock, with respect to any acquisition or otherwise, other than the issuance of the Additional Shares to RCPL (which issuance the Corporation has been advised will not take place at the present time, and will only take place at the direction of RCPL), the issuance upon conversion of the note held by RCP V and the issuance of the Conversion Shares upon conversion of the note issued as partial consideration for our acquisition of TLC.

Principal Effects of the Increase in Authorized common stock

        The increase in our authorized common stock will allow the Board to issue shares without further action or vote by our shareholders, including for acquisitions of other businesses or assets and capital-raising purposes. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued. It may also adversely affect the market price of our common stock.

        We currently have only 2,287,674 shares of our common stock available for issuance. The Amendment will provide us with the ability to issue 4,415,787,674 shares of our common stock (assuming the issuance of 64,000,000 shares to RCP V and 32,500,000 shares to the Trust, but not assuming the issuance of the Additional Shares to RCPL).

        The table below shows the cumulative effect of the Increase on our common stock outstanding at April 10, 2013 (as well as the number of shares of preferred stock that are and will be available for issuance both before and after the Amendment).

	Prior to Amendment	After Amendment
Shares of common stock
Authorized	490,000,000	5,000,000,000
Issued and Outstanding	487,712,326	584,212,326	*
Available for Issuance	2,287,674	4,415,787,674
Shares of Preferred Stock
Authorized	10,000,000	10,000,000
Issued and Outstanding	-0-	-0-
Available for Issuance	10,000,000	10,000,000

*
The Issued and Outstanding pro forma amount shown assumes for the purposes of this Schedule 14C the issuance of 64,000,000 shares to RCP V, and 32,500,000 shares to the Trust. The Majority Shareholders, however, may decide to and could elect, as a transfer of additional capital to the Corporation, to transfer shares to the Corporation to make them available to cover the Convertible Notes issued to RCP V and/or the Trust. The foregoing table does not assume the issuance of the Additional Shares to the Majority Shareholder, which issuance is not contemplated at this time and has been deferred indefinitely.

Common Stock

        Each share of our common stock entitles the owner thereof to vote at the rate of one (1) vote for each share held.

Anti-Takeover Effects

        Issuance of additional common stock may have the effect of deterring or thwarting persons seeking to take control of us through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as a merger. The Increase would permit us to issue additional shares of common stock that could dilute the ownership of the holders of our common stock by one or more persons seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination between us and another company. When, in the judgment of the Board, this action will be in the best interests of our shareholders and us, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of us. Such shares also could be privately placed with purchasers favorable to the Board in opposing such action. The existence of the additional authorized shares of our common stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board by diluting the number or rights of shares held by individuals seeking to control us by obtaining a certain number of seats on the Board. The issuance of shares to certain persons allied with management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of those seeking to cause such removal. The Increase is not being undertaken in response to any effort of which the Board is aware to enable anyone to accumulate shares of our common stock or gain control of us or our common stock. The purpose of the Increase is to provide us with additional shares of our common stock to meet current obligations and for acquisitions and other matters and not to provide any anti-takeover defense or mechanism on our behalf.

        Other than the Increase, the Board does not currently contemplate the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the holders of our voting control. While it is possible that our management could use the additional authorized shares of our common stock or our preferred stock to resist or frustrate a third-party transaction that is favored by a majority of the independent shareholders, we have no intent, plans or proposals to use the unissued authorized shares of our common stock or our preferred stock as an anti-takeover mechanism or to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

        While the Increase may have anti-takeover ramifications, the Board believes that the financial flexibility offered by such corporate actions will outweigh the disadvantages. To the extent that these corporate actions may have anti-takeover effects, third parties seeking to acquire us may be encouraged to negotiate directly with the Board, enabling us to consider the proposed transaction in a manner that best serves all of the shareholders' interests.

PROPOSAL 2
AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

General

        The Board of Directors has unanimously adopted a resolution recommending that the shareholders approve and the Majority Shareholders have adopted a resolution seeking to amend the Articles of Incorporation to change our name to CVSL Inc.

Reason for the Name Change

        The Board believes that the name change is in our best interests as our current name neither reflects our future business plans nor our public relations campaign. The Board also believes that the name change more accurately reflects how we have been referring to our business strategy and acquisition plans in the direct-selling industry. We do not believe that our current name, Computer Vision Systems Laboratories, Corp., accurately describes our existing or proposed business activities since we are no longer engaged in the medical device business. In order to avoid market confusion caused by our current name, the Board believes that we should change our name. However, inasmuch as many investors now associate our current management with our current ticker symbol, we have attempted to select a new name that will potentially allow us to retain our current CVSL ticker symbol.

        Effect:    Although we do not believe that, by changing our name to "CVSL Inc.", there will be a change to our ticker symbol, that determination is made by FINRA and we have no control or influence over what FINRA may decide. However, a change in the ticker symbol could cause some market disruption in the trading of our common stock if potential new investors seeking to purchase shares in the open market were to have a more difficult time at finding us under any newly-assigned ticker symbol.

        Shareholders will not be required to tender their shares for reissuance; however, shares that are submitted to the transfer agent for whatever reason will be reissued under the new name and CUSIP number. The name change will occur without any further action on the part of our shareholders. Following the Name Change, stock certificates representing our common stock under our former name will continue to be valid. In the future, new stock certificates will be issued reflecting our new name, but this in no way will affect the validity of a shareholder's current stock certificate(s).

        Certificates representing the newly issued shares after our Name Change will be issued in due course as stock certificates representing shares prior to the Name Change are tendered for exchange or transfer to our transfer agent. We request that shareholders do not send in any of their stock certificates at this time.

        As applicable, new stock certificates evidencing the Name Change that are issued in exchange for stock certificates issued prior to the Name Change representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates.

BOARD OF DIRECTORS' RECOMMENDATION AND SHAREHOLDER APPROVAL

        On April 10, 2013, our Board of Directors voted to authorize and seek approval of our shareholders of an amendment to our Articles of Incorporation to: (i) increase the number of shares of authorized shares of common stock from 490,000,000 shares to 5,000,000,000 shares and (ii) change our name to CVSL Inc. In the absence of a meeting, the affirmative consent of holders of a majority of the vote represented by our outstanding shares of stock was required to approve the amendments. Because the holders of approximately 69% of our voting power signed a written consent in favor of the amendment to the Articles of Incorporation, we are authorized to amend the Articles of Incorporation to: (i) increase the number of shares of authorized common stock from 490,000,000 shares to 5,000,000,000 shares and (ii) change the name of the Corporation to CVSL Inc. The Increase and Name Change will be effective upon the effective date of the filing of an amendment to the Articles of Incorporation with the Secretary of State of the State of Florida, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to stockholders.

        The information contained in this information statement constitutes the only notice we will be providing stockholders.

        EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE CORPORATION OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION.

        QUESTIONS AND ANSWERS REGARDING THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES OF THE COMMON STOCK AND NAME CHANGE

Q.
WHY HAS THE PROPOSAL BEEN MADE TO INCREASE THE NUMBER OF COMMON SHARES?

A.
Our Board of Directors believes that the authorized shares of common stock remaining available for issuance are not sufficient to fulfill all of the Corporation's contractual obligations as well as obligations to holders of securities convertible into shares of our common stock or allow us to take advantage of future business opportunities. Accordingly, our Board of Directors believes that it is in our best interests to authorize the Increase as proposed. The Increase is recommended by the Board in order to provide a sufficient reserve of such shares to fulfill such obligations and for our future growth and needs.

Q.
WHY HAS THE PROPOSAL BEEN MADE TO CHANGE THE NAME OF THE CORPORATION?

A.
Our Board also believes that our current name is no longer descriptive of our business model and that the Name Change more accurately reflects our current business operations, including our plans to make acquisitions in the direct-selling industry.

Q.
HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL TO INCREASE THE NUMBER OF COMMON SHARES AND CHANGE THE NAME?

A.
All members of the Board of Directors have approved the proposal to effectuate the Increase and Name Change as in our best interest and the best interest of our current shareholders.

Q.
WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSALS BEING PASSED?

A.
To approve the proposals the affirmative vote of a majority of the potential votes cast as shareholders is required. A Consent in favor of the proposals has already been received from two shareholders holding a majority of our voting power.

Q.
WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A.
The Corporation will pay for the delivery of this information statement.

Q.
WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A:
Russell Mack, Vice President, 2400 North Dallas Parkway, Suite 230, Plano, Texas 75093.

DISSENTER'S RIGHTS OF APPRAISAL

        The Florida Statutes does not provide for dissenter's rights in connection with the proposed amendment of the Articles of Incorporation.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table lists the number of shares of our common stock that are beneficially owned as of April 10, 2013 by (i) each of our executive officers and directors; (ii) all executive officers and directors as a group; and (iii) each person or entity known to us to then be the beneficial owner of more than 5% of our outstanding common stock.

        The percentages below are calculated based on 487,712,326 shares of our common stock being issued and outstanding as of the April 10, 2013.

Name and Address of Beneficial Owner	Positions	Number of Shares of Common Stock Beneficially Owned or Right to Direct Vote	Percent of Common Stock Beneficially Owned or Right to Direct Vote
Directors and Named Executive Officers
John P. Rochon(1)	Chief Executive Officer/President/Chairman of the Board of Directors	341,836,034	70%
Kelly Kittrell(2)	Chief Financial Officer	341,836,034	70%
Russell Mack(3)	Vice President	341,836,034	70%
Michael Bishop		0	*
Tamala Longaberger(4)		0	*
William Randall		0	*
John Rochon, Jr.(5)		24,750,000	5%
Julie Rasmussen		0	*
All directors, named executive officers and other officers as a group(8)		366,586,034	75%
5% Shareholders
Rochon Capital Partners, Ltd.(6)		341,836,034	70%
John Rochon Management, Inc.(7)		341,836,034	70%
Richmont Street LLC(8)		0	*
Richmont Capital Partners V LP(8)		0	*
The William John Philip Rochon 2010 Dynasty Trust(9)		24,750,000	5%
The Heidi Rochon Hafer 2010 Dynasty Trust(10)		24,750,000	5%
Heidi Rochon Hafer(10)		24,750,000	5%
The Lauren Rochon Eidsvig 2010 Dynasty Trust(11)		24,750,000	5%
Lauren Rochon Eidsvig(10)		24,750,000	5%

(1)
Includes 750,000 shares of common stock issued directly to John Rochon Management, Inc. ("JRMI") and 335,086,034 shares issued to Rochon Capital Partners, Ltd.("RCPL"). The limited partnership interests of RCPL are owned 79% by Mr. Rochon, 20% by his wife and 1% by the general partner, JRMI. JRMI has control over the voting and disposition of the shares held by RCPL and as the owner of all of the equity of JRMI, Mr. Rochon has control over the decision-making of JRMI. As such, Mr. Rochon may be considered to have control over the voting and disposition of the shares registered in the name of RCPL, and therefore, such shares are also included in the shares listed as held by Mr. Rochon. Inasmuch as Mr. Rochon, Mr. Kittrell, Mr. Mack, RCPL and JRMI may be deemed a group due to certain actions taken by them in connection with the Share Exchange Agreement, the beneficial ownership number for John

  Rochon also includes an additional 3,000,000 shares issued directly to each of Mr. Kittrell and Mr. Mack. Does not include an additional 504,813,514 shares of common stock that may be issued to RCPL at a later undetermined date under the Share Exchange Agreement, as amended. Does not include shares of common stock to be issued upon conversion of a convertible subordinated unsecured note in the principal amount of $6,500,000 bearing interest at the rate of 4% per annum issued to a trust of which Ms. Longaberger is the trustee, which shares are subject to a voting agreement entered into between the trust and RCPL. The note is convertible into shares of common stock at a conversion price of $.20 per share with the maximum number of shares of common stock that may be issued upon conversion of the note is 32,500,000.

(2)
Includes 3,000,000 shares owned by Mr. Kittrell. Inasmuch as Mr. Rochon, Mr. Kittrell, Mr. Mack, RCPL and JRMI may be deemed a group due to certain actions taken by them in connection with the Share Exchange Agreement, the beneficial ownership number for Mr. Kittrell also includes an additional 3,000,000 shares issued directly to Mr. Mack, 750,000 shares of common stock issued directly to JRMI and 335,086,034 shares issued to RCPL. JRMI is the general partner of RCPL and John Rochon has decision making power with respect to JRMI. Mr. Kittrell disclaims ownership of all shares other than the 3,000,000 shares directly owned by him. Does not include an additional 504,813,514 shares of common stock that may be issued to RCPL at a later undetermined date under the Share Exchange Agreement, as amended.

(3)
Includes 3,000,000 shares owned by Mr. Mack. Inasmuch as Mr. Rochon, Mr. Kittrell, Mr. Mack, RCPL and JRMI may be deemed a group due to certain actions taken by them in connection with the Share Exchange Agreement, the beneficial ownership number for Mr. Mack also includes an additional 3,000,000 shares issued directly to Mr. Kittrell, 750,000 shares of common stock issued directly to JRMI and 335,086,034 shares issued to RCPL. JRMI is the general partner of RCPL and John Rochon has decision making power with respect to JRMI. Mr. Mack disclaims ownership of all shares other than the 3,000,000 shares directly owned by him. Does not include an additional 504,813,514 shares of common stock that may be issued to RCPL at a later undetermined date under the Share Exchange Agreement, as amended.

(4)
Does not include shares of common stock to be issued upon conversion of a convertible subordinated unsecured note in the principal amount of $6,500,000 bearing interest at the rate of 4% per annum issued to a trust of which Ms. Longaberger is the trustee. The note is convertible into shares of common stock at a conversion price of $.20 per share with the maximum number of shares of common stock that may be issued upon conversion of the note is 32,500,000. The note automatically converts to common stock 15 days after the date that the shares of common stock to be issued are available.

(5)
Includes 24,750,000 shares of common stock held by The William John Philip Rochon 2010 Dynasty Trust, of which John Rochon, Jr. is the sole trustee. Does not include shares of common stock to be issued upon conversion of a subordinated unsecured note in the principal amount of $20,000,000 bearing interest at the rate of 4% per annum issued to RCP V. The note is convertible into shares of common stock at a conversion price of $.33 per share with the maximum number of shares of common stock that may be issued upon conversion of the note is 64,000,000. The note automatically converts to common stock 15 days after the date that the shares of common stock to be issued are available.

(6)
Includes 335,086,034 shares of common stock issued directly to RCPL. The limited partnership interests of RCPL are owned 79% by Mr. Rochon, 20% by his wife and 1% by the general partner, JRMI. JRMI has control over the voting and disposition of the shares held by RCPL and as the owner of all of the equity of the JRMI. Mr. Rochon has control over the decision making of JRMI. Inasmuch as Mr. Rochon, Mr. Kittrell, Mr. Mack, RCPL and JRMI may be deemed a group due to certain actions taken by them in connection with the Share Exchange Agreement the beneficial ownership number for RCPL also includes an additional 750,000 shares issued directly to JRMI, and an additional 3,000,000 shares issued directly to each of Mr. Kittrell and Mr. Mack. Does not include an additional 504,813,514 shares of common stock that may be issued to RCPL at a later undetermined date under the Share Exchange Agreement, as amended. Does not include shares of common stock to be issued upon conversion of a convertible subordinated unsecured note in the principal amount of $6,500,000 bearing interest at the rate of 4% per annum issued to a trust of which Ms. Longaberger is the trustee, which shares are subject to a voting agreement entered into between the trust and RCPL. The note is convertible into shares of common stock at a conversion price of $.20 per share with the maximum number of shares of common stock that may be issued upon conversion of the note is 32,500,000.

(7)
Includes 750,000 shares of common stock issued directly to JRMI and 335,086,034 shares issued to RCPL. The limited partnership interests of RCPL are owned 79% by Mr. Rochon, 20% by his wife and 1% by the general partner, JRMI. JRMI has control over the voting and disposition of the shares held by RCPL and as the owner of all of the equity of JRMI, Mr. Rochon has control over the decision making of JRMI. Inasmuch as Mr. Rochon, Mr. Kittrell, Mr. Mack, RCPL and JRMI may be deemed a group due to certain actions taken by them in connection with the Share Exchange Agreement, the beneficial ownership number for JRMI also includes an additional 3,000,000 shares issued directly to each of Mr. Kittrell and Mr. Mack. Does not include an additional 504,813,514 shares of common stock that may be issued to RCPL at a later undetermined date under the Share Exchange Agreement, as amended. Does not include shares of common stock to be issued upon conversion of a convertible subordinated unsecured note in the principal amount of $6,500,000 bearing interest at the rate of 4% per annum issued to a trust of which Ms. Longaberger is the trustee, which shares are subject to a voting agreement entered into between the trust and RCPL. The note is convertible into shares of common stock at a conversion price of $.20 per share with the maximum number of shares of common stock that may be issued upon conversion of the note is 32,500,000.

(8)
Does not include shares of common stock to be issued upon conversion of a subordinated unsecured note in the principal amount of $20,000,000 bearing interest at the rate of 4% per annum issued to RCP V. The note is convertible into shares of common stock at a conversion price of $.33 per share with the maximum number of shares of common stock that may be issued upon conversion of the note is 64,000,000. The note automatically converts to common stock 15 days after the date that the shares of common stock to be issued are available. Richmont Street LLC is the sole general partner of RCP V and John Rochon Jr. has decision making power with respect to Richmont Street LLC.

(9)
Includes 24,750,000 shares of common stock held by The William John Philip Rochon 2010 Dynasty Trust, of which John Rochon, Jr. is the sole trustee. Does not include shares of common stock to be issued upon conversion of a subordinated unsecured note in the principal amount of $20,000,000 bearing interest at the rate of 4% per annum issued to RCP V. The note is convertible into shares of common stock at a conversion price of $.33 per share with the maximum number of shares of common stock that may be issued upon conversion of the note is 64,000,000. The note automatically converts to common stock 15 days after the date that the shares of common stock to be issued are available. Richmont Street LLC is the sole general partner of RCP V and John Rochon Jr. has decision making power with respect to Richmont Street LLC.

(10)
Heidi Rochon Hafer is the sole trustee of The Heidi Rochon Hafer 2010 Dynasty Trust and as such is deemed to be the beneficial owner of such shares.

(11)
Lauren Rochon Eidsvig is the sole trustee of The Lauren Rochon Eidsvig 2010 Dynasty Trust and as such is deemed to be the beneficial owner of such shares.

Change in Control

        As a result of the Initial Share Exchange that occurred on September 25, 2012, we experienced a change in control, with RCPL initially acquiring approximately 90% of our outstanding common stock. We filed a Schedule 14F-1 with the SEC in connection with a change in a majority of our directors and our change in control.

        In connection with the First Tranche Closing, we experienced a change in the composition of the Board and a change in our officers. Effective as of the First Tranche Closing, Thomas DiCicco, Michael DiCicco and Douglas Miscoll resigned their respective director positions with the Corporation. In addition, at that time Thomas DiCicco resigned as our President and Chief Executive Officer and Michael DiCicco resigned as our Vice President. As contemplated by the Share Exchange Agreement, our outgoing board members appointed Mr. Rochon as our sole director and Chairman of the Board and elected Mr. Rochon as our Chief Executive Officer effective as of the date of (but immediately after) the First Tranche Closing. Subsequent to the First Tranche Closing, seven additional directors were elected to serve on the Board.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC's website at http://www.sec.gov.

ADDITIONAL INFORMATION

        Only one information statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (972) 398-7120. If multiple shareholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Dated: April 23, 2013	By Order of the Board of Directors
/s/ JOHN P. ROCHON John P. Rochon Chief Executive Officer

ANNEXES TO INFORMATION STATEMENT

Exhibit	Description
A	Written Consent of Rochon Capital Partners, Ltd. and John Rochon Management, Inc.
B	Articles of Amendment

Exhibit A

STATEMENT OF ACTION
BY WRITTEN CONSENT
OF THE MAJORITY OF
THE SHAREHOLDERS OF
COMPUTER VISION SYSTEMS LABORATORIES, CORP.

        The undersigned, constituting the holders of a majority of the outstanding shares of Computer Vision Systems Laboratories, Corp., a Florida corporation (the "Corporation"), and acting hereunder without the convening of a formal meeting pursuant to Section 607.0704 of the Florida Business Corporation Act, does hereby consent in writing to and adopt the following resolutions:

        WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation to amend its Articles of Incorporation to increase the amount of authorized common stock from 490,000,000 to 5,000,000,000 and change the Corporation's name to CVSL Inc.

  RESOLVED, that an increase of the Corporation's common stock from 490,000,000 shares to 5,000,000,000 shares, be, and hereby is, approved;

  RESOLVED FURTHER, that a change in the Corporation's name to CVSL Inc., be, and hereby is approved;

  RESOLVED, FURTHER, that the Articles of Amendment to the Articles of Incorporation of the Corporation, in the form attached hereto (the "Amendment"), be, and hereby is, approved and the appropriate officers of the Corporation be, and hereby are, authorized, empowered and directed to file the Amendment on behalf of the Corporation with the Secretary of State of the State of Florida; and

  RESOLVED FURTHER, that the officers of the Corporation be, and hereby are, authorized, empowered and directed to file a Schedule 14C, in the form annexed hereto, with the Securities and Exchange Commission and to effectuate the mailing of such Schedule 14C to the holders of record of the shares of the Corporation's common stock as set forth in the Schedule 14C.

This consent is being signed as of April 10, 2013.

ROCHON CAPITAL PARTNERS, LTD.
BY:	JOHN ROCHON MANAGEMENT, INC, General Partner
By:	/s/ JOHN P. ROCHON
	Name:	John P. Rochon
	Title:	President
JOHN ROCHON MANAGEMENT, INC.
By:	/s/ JOHN P. ROCHON
	Name:	John P. Rochon
	Title:	President

Exhibit B

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
COMPUTER VISION SYSTEMS LABORATORIES, CORP.
(NAME OF CORPORATION AS CURRENTLY FILED WITH THE FLORIDA DEPT. OF STATE)

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

  A.    IF AMENDING NAME. ENTER THE NEW NAME OF THE CORPORATION:
  CVSL Inc.

  THE NEW NAME MUST BE DISTINGUISHABLE AND CONTAIN THE WORD "CORPORATION," "COMPANY," OR "INCORPORATED" OR THE ABBREVIATION "CORP.," "INC." OR CO.," OR THE DESIGNATION "CORP," "INC," OR "CO", A PROFESSIONAL CORPORATION NAME MUST CONTAIN THE WORD "CHARTERED," PROFESSIONAL ASSOCIATION, OR THE ABBREVIATION "P.A."

  B.    ENTER NEW PRINCIPAL OFFICE ADDRESS. IF APPLICABLE:
  (PRINCIPAL OFFICE ADDRESS MUST BE A STREET ADDRESS)

  D.    ENTER NEW MAILING ADDRESS. IF APPLICABLE:
  (MAILING ADDRESS MAY BE A POST OFFICE BOX)

  E.    IF AMENDING THE REGISTERED AGENT AND/OR REGISTERED OFFICE ADDRESS IN FLORIDA. ENTER THE NAME OF THE NEW REGISTERED AGENT AND/OR THE NEW REGISTERED OFFICE ADDRESS:

NAME OF NEW REGISTERED AGENT:

NEW REGISTERED OFFICE ADDRESS:

(FLORIDA STREET ADDRESS)	"Florida.

(CITY)	(ZIP CODE)

NEW REGISTERED AGENT'S SIGNATURE. IF CHANGING REGISTERED AGENT: I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT, I AM FAMILIAR WITH AND ACCEPT THE OBLIGATIONS OF THE POSITION.

SIGNATURE OF NEW REGISTERED AGENT. IF CHANGING

IF AMENDING THE OFFICERS AND/OR DIRECTORS. ENTER THE TITLE AND NAME OF EACH OFFICER/DIRECTOR BEING REMOVED AND TITLE. NAME. AND ADDRESS OF

EACH OFFICER AND/OR DIRECTOR BEING: ADDED: (ATTACH ADDITIONAL SHEETS, IF NECESSARY)

TITLE	NAME	ADDRESS	TYPE OF ACTION

		☐	Add
☐	Remove
		☐	Add
☐	Remove
		☐	Add
☐	Remove
E.
IF AMENDING OR ADDING ADDITIONAL ARTICLES. ENTER CHANGE(S) HERE:

(ATTACH ADDITIONAL SHEETS, IF NECESSARY). (BE SPECIFIC)

The first paragraph of Article IV Shares of the Articles of Incorporation is hereby revised as follows:

"The number of shares of stock is 5,000,000,000 shares of common stock and 10,000,000 shares of preferred stock with such rights, terms and preferences as determined from time to time by the Board of Directors. The Corporation shall have the authority to issue 5,010,000,000 shares of capital stock of which 5,000,000,000 shares shall be designated as "Common Stock," par value $0.0001 per share and 10,000,000 shares shall be designated as "Preferred Stock," par value $0.0001 per share."

All of the remaining paragraphs shall remain the same.

The date of each amendment(s) adoption: April 10, 2013

(DATE OF ADOPTION IS REQUIRED)

Effective date if applicable: May 27, 2013

Adoption of Amendment(s)

(CHECK ONE)

(NO MORE THAN 90 DAYS AFTER
 AMENDMENT FILE DATE)

F.

☒    The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐    The amendment(s) was/were approved by the shareholders through voting groups. THE FOLLOWING STATEMENT MUST BE SEPARATELY PROVIDED FOR EACH VOTING GROUP ENTITLED TO VOTE SEPARATELY ON THE AMENDMENT(S):

"The number of votes cast for the amendment(s) was/were sufficient for approval

By                                                                                                                                              "

(VOTING GROUP)

☐    The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐    The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder—action was not required.

Dated: April     , 2013

Signature:

(By a director, president or other officer—if directors or officers have not been selected, by an incorporator—if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

/s/ John P. Rochon
(Typed or printed name of person signing)

President and Chief Executive Officer
(Title of person signing)

QuickLinks

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
PROPOSAL 1 AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL 2 AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION
BOARD OF DIRECTORS' RECOMMENDATION AND SHAREHOLDER APPROVAL
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
WHERE YOU CAN FIND MORE INFORMATION
ADDITIONAL INFORMATION
STATEMENT OF ACTION BY WRITTEN CONSENT OF THE MAJORITY OF THE SHAREHOLDERS OF COMPUTER VISION SYSTEMS LABORATORIES, CORP.
ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION COMPUTER VISION SYSTEMS LABORATORIES, CORP. (NAME OF CORPORATION AS CURRENTLY FILED WITH THE FLORIDA DEPT. OF STATE)
(Document Number of Corporation (if known)
NAME OF NEW REGISTERED AGENT
SIGNATURE OF NEW REGISTERED AGENT. IF CHANGING
/s/ John P. Rochon (Typed or printed name of person signing)
President and Chief Executive Officer (Title of person signing)